UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2008

Gulfstream International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33884	20-3973956
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3201 Griffin Road, 4th Floor
Fort Lauderdale, Florida 33312
(Address of principal executive offices)
(954) 985-1500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 22, 2008, Gulfstream International Group, Inc. (“Gulfstream”) issued a press release announcing that it had received the funds, closed the transactions, and issued the debentures and warrants in accordance with the agreements with Shelter Island Opportunity Fund, LLC and Gulfstream Funding, LLC (the “Agreements”) described in Item 1.01 of Gulfstream’s Form 8-K filed on September 18, 2008. The press release also announced the addition of service between Cleveland, Ohio and each of Jamestown, New York and Bradford, Pennsylvania and certain other operational developments. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFSTREAM INTERNATIONAL GROUP, INC.

Date: September 24, 2008	By	/s/ Robert M. Brown
Robert M. Brown Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release, dated September 22, 2008.